UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

Pioneer Natural Resources Company
(Name of Registrant as Specified in Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:
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(2)      Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)      Proposed maximum aggregate value of transaction:
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(5)      Total fee paid:
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)      Form, Schedule or Registration Statement No.:
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(4)      Date Filed:
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PIONEER NATURAL RESOURCES COMPANY
5205 North O'Connor Boulevard
Suite 200
Irving, Texas 75039

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY

May 2, 2012

Dear Fellow Stockholder:

According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of Pioneer Natural Resources Co. to be held on Thursday, May 17, 2012.  Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement, dated April 5, 2012, the Board of Directors unanimously recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5 and “AGAINST” Stockholder Proposal 6.  Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below).

Since the Annual Meeting is fast approaching, we encourage you to vote by any one of the three methods listed below:

1.             Vote by Internet: Go to the website www.proxyvote.com, have your control number listed on the enclosed notice card available and follow the simple instructions.

2.            Vote by Telephone: Call 1-800-454-8683 (toll-free), have your control number listed on the enclosed notice card available and follow the simple instructions.

3.            Vote by Mail: Please take a moment to vote, sign, date and mail the enclosed notice card in the postage-paid envelope without delay to ensure your vote is counted. If you have voted by Internet or telephone, please do not return the notice card.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS BY INTERNET, TELEPHONE OR MAIL SO WE RECEIVE THEM BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON WEDNESDAY, MAY 16, 2011.

Thank you for your response.
Sincerely,

Mark Kleinman
Secretary